          This Agreement is made and entered into as of March ___, 1994, by and among the Representative Plaintiffs as representatives of the Settlement Class, acting by and through Class Counsel; Fibreboard Corporation, a Delaware corporation; Continental Casualty Company, an Illinois corporation; CNA Casualty Company of California, a California corporation; Columbia Casualty Company, an Illinois corporation; and Pacific Indemnity Company, a California corporation, together the "Parties." Unless otherwise specified, capitalized terms used herein shall have the definitions for such terms that are set forth in the Glossary annexed as Exhibit A to the Global Settlement Agreement.

          Notwithstanding any of the provisions of the Global Settlement Agreement or the Settlement Agreement or the related agreements referred to therein, the Parties agree as follows:

          1. Global Approval Judgment may consist of multiple orders, judgments or decrees that may be obtained in more than one action and from more than one court. Global Approval Judgment shall require as an element that Plant Insulation Company ("Plant") must be directly subject in an individual capacity to the elements of Global Approval Judgment as against it, which Global Approval Judgment as to Plant has been entered in AHEARN v. FIBREBOARD CORPORATION if Plant has appeared, or by a court located in California, or in a jurisdiction which Continental and Pacific have selected after consultation with Fibreboard Corporation and Class Counsel and in which Plant appears. Plant shall be named individually by Fibreboard Corporation and Continental and Pacific as an additional counterclaim defendant in AHEARN for the purpose of seeking Global Approval Judgment against Plant.

          2. The term "Global Approval Judgment" shall require a final judgment, order or decree that specifically implements the provisions set forth in this paragraph 2, as described below. If at any time for whatever reason Plant obtains a judgment, order or decree binding on any or all of the Fibreboard, Continental or Pacific Releasees that could result in liability for any of the Fibreboard, Continental or Pacific Releasees to or through Plant on account of a Third Party Claim and from which no further appeal may be taken,
(a) any subsequent judgment against Plant in favor of a Settlement Class Member shall be reduced in such an amount as may be necessary to eliminate and discharge any liability on the part of the Fibreboard, Continental or Pacific Releasees to or through Plant on account of any Third Party Claim validly asserted by or through Plant which arises out of such Settlement Class Member's claim against Plant, and (b) no Settlement Class Member shall enter into a settlement with Plant that includes an amount which gives rise to any Third Party Claim which can be validly asserted by or through Plant. Any such reduction of judgment may be up to (but may not exceed) the full amount that Plant, or any party claiming through Plant, would have been entitled to recover from any of the Fibreboard, Continental or Pacific Releasees on account of any validly asserted Third Party Claim which arises out of such Settlement Class Member's claim against Plant. In the event that Plant or any party claiming through Plant makes such a Third Party

Claim against any of the Fibreboard, Continental or Pacific Releasees, or the Trust, in an action brought against Plant by a Settlement Class Member, such Releasees or the Trust shall tender the defense of such claim to the Settlement Class Member whose judgment against Plant would be subject to reduction if such Third Party Claim were successful.

          3. If for any reason the provisions of paragraph 2 above do not completely eliminate and discharge any and all liability on the part of the Fibreboard, Continental or Pacific Releasees to Plant, or to any party claiming through Plant, which liability arises (whether prior to or subsequent to any order, judgment or decree obtained by or through Plant that could, as recited in paragraph 2, result in such liability on the part of any of the Fibreboard, Continental or Pacific Releasees) from a Settlement Class Member's claim against Plant, the provisions of Section 2.7 of the Global Settlement Agreement will apply without limitation with respect to such liability. Nothing in the foregoing shall operate to limit the application or scope of Section 2.7 of the Global Settlement in any respect.

          4. Settlement Agreement Approval Judgment may consist of multiple orders, judgements or decrees that may be obtained in more than one action and from more than one court. Settlement Agreement Approval Judgment shall require as an element that Plant must be directly subject in an individual capacity to the elements of Settlement Agreement Approval Judgment as against it, which final Settlement Agreement Approval Judgment as to Plant has been entered in an action where Plant has appeared, or by a court located in California, or in a jurisdiction which Continental and Pacific have selected after consultation with Fibreboard Corporation and in which Plant appears.

          5. Settlement Agreement Approval Judgment will be sought by Continental and Pacific against Fibreboard Corporation and Plant in AHEARN. Continental and Pacific will seek Settlement Agreement Approval Judgment against all other persons who now have or in the future may have a Personal Injury Asbestos Claim, except for those with Presently Settled Claims or Unsettled Present Claims (as all such terms are defined in the Settlement Agreement), in a defendant class action to be filed in the United States District Court for the Eastern District of Texas. In the event that Plant fails to appear in AHEARN in an individual capacity, Continental and Pacific (and at its option, Fibreboard Corporation, whose presence in such action shall not be required for Settlement Agreement Approval Judgment) shall commence an action against Plant seeking the elements of Settlement Agreement Approval Judgment against Plant, in a court located in California, or in a jurisdiction which Continental and Pacific have selected after consultation with Fibreboard Corporation.

          6. Notwithstanding the provisions of paragraphs 1 and 4 hereof, if, and only if, all other elements necessary for Global Approval Judgment and Settlement Agreement Approval Judgment have been embodied in judgments, orders or decrees from which no further appeal or petition for certiorari may be taken or granted, except that such final judicial approval of any of the elements of Global Approval Judgment or Settlement Agreement Approval Judgment, or both, as against Plant has not yet been obtained in the form and manner specified in paragraphs 1 and 4 hereof, then both Global Approval Judgment and Settlement Agreement Approval Judgment will be deemed to have been obtained and become final and will be treated as in full force and effect and binding on the Parties to the Global Settlement Agreement and the parties to the Settlement Agreement in the form that Global Approval Judgment and Settlement Agreement Approval Judgment have actually been obtained. Notwithstanding the provisions of paragraph 1 hereof, if, and only if, there has been Settlement Agreement Court Disapproval, and all of the other elements necessary for Global Approval Judgment have been embodied in judgments, orders or decrees from which no further appeal or petition for certiorari may be taken or granted, except that such final judicial approval of any of the elements of Global Approval Judgment as against Plant has not yet been obtained in the form and manner specified in paragraph 1 hereof, then Global Approval Judgment will be deemed to have been obtained and become final and will be treated as in full force and effect and binding on the Parties to the Global Settlement Agreement in the form that Global Approval Judgment has actually been obtained. The definition of "Settlement Agreement Court Disapproval" shall be amended to add the following language to the end of the definition of such term set forth in the Settlement Agreement:
"; provided, however, that such a judgment, order or decree that disapproves or declines to approve the Settlement Agreement solely as against Plant shall not be deemed to constitute Settlement Agreement Court Disapproval." Except as explicitly set forth in this paragraph 6, Settlement Agreement Approval Judgment must include all of the elements set forth in the Settlement Agreement and paragraph 4 hereof.

          7. All Parties shall act diligently to seek the elements of Global Approval Judgment against Plant as required in paragraph 1 hereof even after Global Approval Judgment has been deemed obtained as provided in paragraph 6 hereof. No Party will agree to any settlement or other voluntary disposition of any action seeking the elements of Global Approval Judgment against Plant without the express written consent of all of the other Parties hereto. Fibreboard Corporation, Continental and Pacific shall act diligently to seek the elements of Settlement Agreement Approval Judgment against Plant as provided in paragraph 4 hereof even after Settlement Agreement Approval Judgment has been deemed obtained as provided in paragraph 6 hereof.

          8. Although Continental and Pacific may assert any and all of their coverage defenses against any person or entity other than Fibreboard Corporation, neither Continental nor Pacific shall seek to relitigate their specific defenses to insurance coverage as against Fibreboard Corporation in these actions. Neither Fibreboard Corporation nor the Insurers shall be bound as against each other by any decision or judgment in litigation against any other party of the Insurers' specific defenses to insurance coverage that occurs in any actin brought to obtain Global Approval Judgment or Settlement Agreement Approval Judgment.

          9. Except as the foregoing provisions of this agreement specifically supplement the provisions of the Global Settlement Agreement or the Settlement Agreement or the agreements referred to therein, nothing contained herein is intended to replace or to modify any of the provisions of those agreements and such agreements and all the provisions thereof shall remain in full force and effect.

          10. Fibreboard and the Insurers agree that Settlement Agreement Approval Judgment shall require an injunction only against Fibreboard Corporation and all persons or entities who now have or in the future may have a Personal Injury Asbestos Claim, except for those with Presently Settled Claims and Unsettled Present Claims (as all those terms are defined in the Settlement Agreement).

                              FIBREBOARD CORPORATION

                              By  /s/ Terry Kontonickas
                                ------------------------------------------------
                                Title  Manager, Litigation
                                     -------------------------------------------


                              CONTINENTAL CASUALTY COMPANY

                              By   /s/ L. F. Terry
                                ------------------------------------------------
                                Title   Vice President
                                     -------------------------------------------


                              CNA CASUALTY COMPANY OF CALIFORNIA

                              By  /s/ L. F. Terry
                                ------------------------------------------------
                                Title  Vice President
                                     -------------------------------------------


                              COLUMBIA CASUALTY COMPANY

                              By  /s/ L. F. Terry
                                ------------------------------------------------
                                Title Vice President
                                     -------------------------------------------

                              PACIFIC INDEMNITY COMPANY


                              By  /s/ M. Burton
                                ------------------------------------------------
                                Title  Vice President
                                     -------------------------------------------

                              On behalf of the Representative Plaintiffs

                              By  /s/ Joseph Rice
                                ------------------------------------------------
                                             Joseph Rice, Esq.

                              By  /s/ Joseph E. Cox
                                ------------------------------------------------
                                             Joseph E. Cox Esq.

                              By  /s/ Steven Kazan
                                ------------------------------------------------
                                              Steven Kazan Esq.

                              By  /s/ Harry F. Wertnick
                                ------------------------------------------------
                                              Harry F. Wertnick Esq.